FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2011

ARTISANAL BRANDS, INC.
(Exact name of registrant as specified in its charter)

New York	0-26112	41-1759882
(State of Jurisdiction)	(Commission File Number)	(IRS Employer ID No.)

483 Tenth Avenue	New York, New York	10018
(Address of Principal Executive offices)		(Zip Code)

Registrant's telephone number, including area code 212-871-3150

Name of each exchange on
Title of each class	which registered
Common Stock $.001 par value	OTC Electronic Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers.

On August 29, 2011, the Registrant accepted the resignation of Mr. Charles A. Knott after nearly a two-year term as a director.  Mr. Knott served on Registrant’s Auditing and Compensation Committees with fellow directors Messrs. William Lavin and Keith DeMatteis. A copy of his resignation letter is included with this filing.

The remaining board members intend to nominate another board member prior to the filing of the Registrant’s Form 10Q for the quarter ended August 31, 2011.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99	Letter of Resignation of Charles A. Knott

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISANAL BRANDS, INC.

By:	/s/ Daniel W. Dowe
Daniel W. Dowe
President

DATED:  August 31, 2011

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